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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): June 11, 2007

                           ML Asset Backed Corporation
         (as depositor for the Merrill Auto Trust Securitization 2007-1)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-139130               13-3891329
------------------------------ -------------------------- ---------------------
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)

       Four World Financial Center, North Tower,
                   New York, New York                             10800
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 449-0336
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events

Item 8.01.  Other Events.

      On June 11, 2007, ML Asset Backed Corporation (the "Company") has entered into an Amended and Restated Trust Agreement dated as of May 31, 2007 (the "Trust Agreement"), between the Company, as depositor (in such capacity, the "Depositor") and U.S. Bank Trust National Association, as owner trustee (in such capacity, the "Owner Trustee"), regarding Merrill Auto Trust Securitization 2007-1 (the "Trust"). The Trust and/or the Company have entered into (1) an Indenture dated as of May 31, 2007 (the "Indenture"), among the Trust, as issuer, HSBC Bank USA, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"), and U.S Bank National Association, as securities administrator (in such capacity, the "Securities Administrator"), (2) a Sale and Servicing Agreement dated as of May 31, 2007 (the "Sale and Servicing Agreement"), among the Company, as Depositor, the Trust and U.S. Bank National Association, as master servicer (in such capacity, the "Master Servicer"), (3) a Receivables Purchase Agreement dated as of May 31, 2007 (the "Receivables Purchase Agreement"), between Merrill Lynch Bank USA ("MLBUSA"), as seller, and the Company, as purchaser, (4) an Administration Agreement dated as of May 31, 2007 (the "Administration Agreement"), with respect to the receivables held by the Trust have been entered into by and among the Trust, MLBUSA, as administrator (in such capacity, the "Administrator"), the Master Servicer and the Indenture Trustee and (5) an Underwriting Agreement dated June 8, 2007 and a Terms Agreement dated June 8, 2007 (the "Underwriting Agreement" and the "Terms Agreement"), each between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters. A Servicing Agreement dated as of May 31, 2007 (the "Servicing Agreement"), with respect to the receivables held by the Trust has been entered into by and among Centerone Financial Services LLC, as Servicer, the Master Servicer and the Administrator.

     The Underwriting Agreement and the Terms Agreements are annexed hereto as Exhibits 1.1 and 1.2, respectively. The Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Administration Agreement and the Servicing Agreement are annexed hereto as Exhibits 4.1, 4.2, 99.1, 99.2, 99.3 and 99.4, respectively.

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits.

Exhibit
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1.1       The Underwriting  Agreement dated June 8, 2007,  between the Depositor
          and  Merrill  Lynch,   Pierce,   Fenner  &  Smith   Incorporated,   as
          Representative of the several Underwriters.

1.2 The Terms Agreement dated June 8, 2007, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

4.1 The Trust Agreement dated as of May 31, 2007, between the Company and the Owner Trustee.

4.2 The Indenture dated as of May 31, 2007, among the Trust, the Indenture Trustee and the Securities Administrator.

99.1 The Sale and Servicing Agreement dated as of May 31, 2007, among the Company, the Trust and the Master Servicer.

99.2 The Receivables Purchase Agreement dated as of May 31, 2007, between MLBUSA and the Company.

99.3 The Administration Agreement dated as of May 31, 2007, among the Trust, the Administrator, the Master Servicer and the Indenture Trustee.

99.4 The Servicing Agreement dated as of May 31, 2007, among Centerone Financial Services LLC, as Servicer, the Master Servicer, and the Administrator.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         ML ASSET BACKED CORPORATION



                                         By:/s/ Theodore F. Breck
                                            -----------------------------
                                            Name:  Theodore F. Breck
                                            Title: Authorized Signatory

Date:   July 17, 2007

                                  Exhibit Index
                                  -------------

Exhibit
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1.1       The Underwriting Agreement dated June 8, 2007, between the
          Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

1.2 The Terms Agreement dated June 8, 2007, between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several Underwriters.

4.1 The Trust Agreement dated as of May 31, 2007, between the Company and the Owner Trustee.

4.2 The Indenture dated as of May 31, 2007, among the Trust, the Indenture Trustee and the Securities Administrator.

99.1 The Sale and Servicing Agreement dated as of May 31, 2007, among the Company, the Trust and the Master Servicer.

99.2 The Receivables Purchase Agreement dated as of May 31, 2007, between MLBUSA and the Company.

99.3 The Administration Agreement dated as of May 31, 2007, among the Trust, the Administrator, the Master Servicer and the Indenture Trustee.

99.4 The Servicing Agreement dated as of May 31, 2007, among Centerone Financial Services LLC, as Servicer, the Master Servicer, and the Administrator.